                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                 ------------
                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

       Date of report (Date of earliest event reported):  March 18, 1999

                              Four Media Company
             ----------------------------------------------------
            (Exact name of registrant as specified in its charter)

      Delaware                         0-21943                            95-459940
----------------------         ------------------------           ------------------------
     (State of                 (Commission File Number)                (IRS Employer
   Incorporation)                                                    Identification No.)

                           2813 West Alameda Avenue
                           Burbank, California 91505
                           -------------------------
              (Address of principal executive offices) (Zip Code)

                                (818) 840-7000
                     -------------------------------------
             (Registrant's telephone number, including area code)
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ITEM 5.   OTHER EVENTS.
          ------------

          Four Media Company (the "Company") issued a press release on March 18, 1999 announcing stockholder approval of three proposals presented to them at a Special Meeting on such date relating to an investment in the Company by Warburg, Pincus Equity Partners, L.P., Warburg, Pincus Netherlands Equity Partners I, C.V., Warburg, Pincus Netherlands Equity Partners II, C.V. and Warburg, Pincus Netherlands Equity Partners III, C.V. The press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.

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ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.
          ---------------------------------

          7(c)  Exhibits
                --------

          99.1  Press Release of Four Media Company, dated March 18, 1999.



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                                   SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  March 23, 1999
                                          FOUR MEDIA COMPANY

                                          /s/ William E. Niles
                                          --------------------

                                          William E. Niles
                                          Vice President and General Counsel

                                       4
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                                 EXHIBIT INDEX

          99.1  Press Release of Four Media Company, dated March 18, 1999.



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